Reinsurance	12 Months Ended
Dec. 31, 2016
Reinsurance Disclosures [Abstract]
Reinsurance
REINSURANCE
The effect of reinsurance on premiums written and earned for the years ended December 31, was as follows:

	2016		2015		2014
(millions)	Written	Earned	Written	Earned	Written	Earned
Direct premiums	$23,941.9	$23,111.2	$21,086.5	$20,454.1	$18,914.8	$18,648.4
Ceded premiums:
Regulated plans	(439.4)	(425.1)	(358.0)	(362.6)	(251.9)	(241.4)
Non-Regulated plans	(149.0)	(212.1)	(164.5)	(192.4)	(8.3)	(8.5)
Total ceded premiums	(588.4)	(637.2)	(522.5)	(555.0)	(260.2)	(249.9)
Net premiums	$23,353.5	$22,474.0	$20,564.0	$19,899.1	$18,654.6	$18,398.5

The Regulated plans primarily include the following:

•	Federal reinsurance plan

•	National Flood Insurance Program (NFIP)

•	State-provided reinsurance facilities

•	Michigan Catastrophic Claims Association (MCCA)

•	North Carolina Reinsurance Facility (NCRF)

•	Florida Hurricane Catastrophe Fund (FHCF)

•	State-mandated involuntary plans

•	Commercial Automobile Insurance Procedures/Plans (CAIP)

The Non-Regulated plans primarily include amounts ceded on Property business under catastrophic and quota share reinsurance agreements. During 2016, ARX terminated its quota share reinsurance agreement.

During 2016, ceded written premiums increased 13%, partially reflecting reinsurance coverage on a pilot program we launched during the year to provide commercial auto insurance coverage to an Uber Technologies subsidiary in Texas. We are reinsuring this coverage to minimize our exposure. In addition, we recognized a full year of ceded premiums on the catastrophe reinsurance held by ASI, compared to nine months in 2015, which was partially offset by ASI's termination of a quota share reinsurance contract.
Losses and loss adjustment expenses were net of reinsurance ceded of $764.4 million in 2016, $457.3 million in 2015, and $322.7 million in 2014. The increase in losses and loss adjustment expenses ceded in 2016, compared to the prior years, is primarily driven by the impact of catastrophic flooding events on the business serviced by ARX, as part of its participation in NFIP.
Our prepaid reinsurance premiums and reinsurance recoverables were comprised of the following at December 31:

	Prepaid Reinsurance Premiums				Reinsurance Recoverables
($ in millions)	2016		2015		2016		2015
Regulated plans:
MCCA	$36.5	21%	$31.4	16%	$1,452.7	77%	$1,217.6	82%
CAIP	40.2	24	37.1	19	170.6	9	134.0	9
NCRF	27.5	16	25.6	13	67.0	4	56.7	4
NFIP	49.1	29	45.0	22	78.5	4	10.4	1
Other	0.1	0	0	0	3.5	0	2.8	0
Total Regulated plans	153.4	90	139.1	70	1,772.3	94	1,421.5	96
Non-Regulated plans:
Property	3.2	2	52.6	26	62.9	3	35.5	2
Other	13.9	8	7.6	4	49.6	3	31.8	2
Total Non-Regulated plans	17.1	10	60.2	30	112.5	6	67.3	4
Total	$170.5	100%	$199.3	100%	$1,884.8	100%	$1,488.8	100%

The year-over-year decrease in the prepaid reinsurance premiums in the Property business primarily reflects ARX's termination of its quota share reinsurance agreement and the disposition of an insurance subsidiary that wrote commercial property insurance that was reinsured.

The increase in reinsurance recoverables during 2016 reflects both new claims and development under the MCCA program, along with recoverables under the NFIP resulting from the severe flooding in Louisiana and under reinsurance provided in connection with a catastrophe bond transaction.

Reinsurance contracts do not relieve us from our obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to us. Our exposure to losses from the failure of Regulated plans is minimal, since these plans are funded by the federal government or by mechanisms supported by the insurance companies in the applicable state. We evaluate the financial condition of our other reinsurers and monitor concentrations of credit risk to minimize our exposure to significant losses from reinsurer insolvencies.